Securities	12 Months Ended
Dec. 31, 2015
Investments, Debt and Equity Securities [Abstract]
Securities
(4)	Securities

Securities have been classified according to management intent. On March 19, 2015 management transferred all securities classified as held to maturity to available for sale at an estimated fair market value of $69.7 million. The transfer was performed to enhance the interest rate risk position of the Bank and provide liquidity for future loan growth. As a result of the transfer, the Bank is precluded from classifying securities as held to maturity until March 2017. The amortized cost and fair values of securities are as follows (in thousands):

Securities Available for Sale:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Loss	Fair Value
December 31, 2015:
Federal Home Loan Bank obligations	$15,074	6	(6)	$15,074
U.S. Government enterprise and agency obligations	14,037	7	(37)	14,007
Agency Mortgage-backed securities	37,007	—	(144)	36,863

Total	$66,118	13	(187)	$65,944

Securities held for maturity:
December 31, 2014:
U.S. Treasury securities	$5,025	5	—	$5,030
Federal Home Loan Bank obligations	23,269	24	(50)	23,243
U.S. Government enterprise and agency obligations	29,799	84	(85)	29,798
Agency Mortgage-backed securities	17,380	19	(1)	17,398

Total	$75,473	132	(136)	$75,469

The amortized cost and fair value of securities at December 31, 2015, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities due to call or prepayment rights. Securities not due at a single maturity date, primarily mortgage backed securities, are shown separately.

	Securities Available for sale
	Amortized Cost	Fair Value
Due in one year or less	$10,069	$10,071
Due from one year to five years	19,042	19,010
Agency Mortgage-backed securities	37,007	36,863

	$66,118	$65,944

The Company pledged securities with a fair market value of approximately $22.1 million at December 31, 2015 and $25.6 million at December 31, 2014 to secure public funds and other borrowings.

Securities available for sale sold during the year ended December 31, 2015, are summarized as follows (in thousands):

Proceeds received from sale	$60,369

Gross Gains on sale	$195

Securities with unrealized losses aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are as follows (in thousands):

	Less Than Twelve Months		More than Twelve Months
	Gross Unrealized Loss	Fair Value	Gross Unrealized Loss	Fair Value
Securities Available for sale:
At December 31, 2015:
Federal Home Loan Bank obligations	$(6)	$6,018	$—	$—
U.S Government enterprise and agency obligations	(37)	12,000	—	—
Agency Mortgage-backed securities	(144)	36,863	—	—

Totals	$(187)	$54,881	$—	$—

Securities held for maturity:
At December 31, 2014:
Federal Home Loan Bank obligations	$(13)	$7,055	$(37)	$3,995
U.S Government enterprise and agency obligations	(50)	14,957	(35)	4,001
Agency Mortgage-backed securities	(1)	1,964	—	—

Totals	$(64)	$23,976	$(72)	$7,996

At December 31, 2015 there were twenty-four securities in a loss position. In considering the credit quality of the issuers, the nature and cause of the unrealized loss, the severity and length of time in an unrealized loss position, and other factors, it is expected that the securities would not be settled at a price less than the par value of the investments. Management determined that the decline in fair value is attributable to fluctuations in interest rates and other market conditions and not a deterioration of the credit quality of the issuers. Because the Company has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.